SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K/A
                             (Amendment No. 1)

                        AMENDMENT TO CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   July 28, 1998

                          Stevens International, Inc.

           (Exact name of registrant as specified in its charter)


          Delaware                  1-9603              75-2159407
(State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)            File Number)      Identification No.)


  5500 Airport Freeway, Fort Worth, Texas                  76117
  (Address of principal executive offices)              (Zip Code)

  Registrant's telephone number, including area code  (817)  831-3911


                           Page 1 of 7 pages.
                  Index to Exhibits appears at page 7.

  Reference is made to the Current Report filed by the Company on Form 8-K dated July 28, 1998 (The "Form 8-K"). The Form 8-K is amended in its entirety by the following:

  Item 2.  Acquisition or Disposition of Assets.
       On July 28, 1998 Stevens International, Inc., a Delaware corporation (the "Company") and J.J.L. Holdings Company Ltd. and M.B.A Holdings Company, Ltd. (collectively, "Purchasers"), entered into and consummated that certain Standard Deposit Receipt and Real Estate Purchase Contract dated June 30, 1998 and that certain Standard Form Asset Purchase Contract dated June 30, 1998 (collectively, the "Agreements") whereby the Company sold and Purchaser purchased the real and personal property at its Hamilton, Ohio machining center ("HMC") and the major portion of its machinery and equipment at its assembly facility in Hamilton, Ohio. The aggregated proceeds received by the
  Company in the transaction were approximately $4.35 million. The acquisition consideration for the transaction was determined by negotiations between the parties to the Agreements.

       This transaction resulted in a $4 million payment of the Company's bridge term loan. In 1997, HMC contributed sales of approximately $1.15 million and approximately $0.98 million loss before interest, corporate charges and taxes to the Company's financial statements. The Company realized an approximate $0.84 million loss on the sale of HMC assets, which has been reflected in the financial statements for the second quarter of 1998.

       The accompanying pro forma statement of operations for the 12 months ended December 31, 1997 shows the impact of the sale of the HMC division on 1997 operations, assuming the transaction had occurred as of January 1, 1997.

       To the best knowledge of the Company, there is no material relationship between Purchasers and the Company or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

  Item 7.  Financial Statements and Exhibits.
       (a)  Not Applicable.

       (b)  Pro forma Financial Information for the Transaction.

            (i)  Pro forma Condensed Balance Sheet as of December 31, 1997.*

            (ii) Pro forma condensed Consolidated Statement of  Operations for the year ended December 31, 1997.*

       (c)  Exhibits

       The following is a list of exhibits filed as part of this Amendment to Current Report on Form 8-K:


  Exhibit No.                        Description
       2.1 Standard Deposit Receipt and Real Estate Purchase Contract dated June 30, 1998 by and between the Company, J.J.L. Holdings Company Ltd and M.B.A. Holdings Company, Ltd.(*)

       2.2 Standard Form Asset Purchase Contract dated June 30, 1998 by and between the Company, J.J.L. Holdings Company Ltd. and M.B.A. Holdings Company, Ltd. (*)
  _____________________
       * - Filed herewith.

             STEVENS INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                                PRO FORMA
     ASSUMING HAMILTON MACHINING CENTER WAS SOLD JANUARY 1, 1997
              (Amounts in thousands, except share data)

                                                 Year Ended December 31,
                                                      Pro Forma    Pro Forma
                                              1997   Transactions   Amounts
                                             --------   ------       -------
  Net sales ........................         $ 35,151   $1,151 (1)   $34,000
  Cost of sales ....................          (34,011)  $2 051 (1)   $31,960
                                             --------   ------       -------
  Gross profit (loss) ..............            1,140     (900)        2,040
  Selling, general and administrative          (9,837)     (82)(1)    (9,755)
  expenses .........................
  Loss on impairment of asset values           (6,347)   1,740 (3)    (4,607)
  Loss on sale of assets ...........               --   (2,580)(2)    (2,580)
                                             --------   ------       -------
  Operating income (loss) ..........          (15,044)     142       (14,902)
  Other income (expense):
    Interest income ................               95       --            95
    Interest expense ...............           (3,666)     420 (4)    (3,246)
    Other, net .....................             (825)       -          (825)
                                             --------   ------       -------
                                               (4,396)     420        (3,976)
                                             --------   ------       -------
  Income (loss) before taxes .......         $(19,440)     562       (18,878)
  Income tax benefit (expense) .....              213       --           213
                                             --------   ------       -------
           Net income (loss) .......         $(19,227)    $562      $(18,665)
                                             ========   ======       =======

  Net income (loss) per common share -         $(2.03)   $0.06        $(1.97)
  basic ............................         ========   ======       =======

  Net income (loss) per common share -         $(2.03)   $0.06        $(1.97)
  diluted ..........................         ========   ======       =======

  Weighted average number of shares of
  common and common stock equivalents
  outstanding during the periods - basic        9,457    9,457         9,457
                                             ========   ======       =======
  Weighted average number of shares of
  common and common stock equivalents
  outstanding during the periods - diluted      9,457    9,457         9,457
                                             ========   ======       =======

  (1) To exclude sale and costs incurred by Hamilton Machining Center in 1997.
  (2) The June 30, 1998 "loss on sale of assets" is included in 1997.
  (3) Loss on impairment of assets values at December 31, 1997 would be decreased and loss on sale of assets would be increased by $1.74 million.
  (4) Decrease in interest expense for 1997, assuming the $4.0 million in net proceeds reduce the Company's Senior indebtedness at January 1, 1997 at an interest rate of 10.5% for the 12 months.

               STEVENS INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                               PRO FORMA
     ASSUMING HAMILTON MACHINING CENTER WAS SOLD DECEMBER 31, 1997
                (Amounts in thousands, except share data)
                                                        December 31,
                                                        Pro Forma    Pro Forma
              ASSETS                            1997  Transactions    Amounts
                                               --------  -------      --------
  Current assets:
     Cash                                      $    211              $    211
     Trade accounts receivable, less              3,158                 3,158
      allowance for losses of $374 and $4,225
      in 1997 and 1996, respectively
     Costs and estimated earnings in excess       2,209                 2,209
      of billings on long-term contracts
     Inventory .......................            6,610   $(890) (1)    5,720
     Other current assets ............              759                   759
     Assets held for sale ............           14,735  (4,300) (1)   10,435
                                               --------  -------      --------
           Total current assets ......           27,682  (5,190)       22,492
     Property, plant and equipment, net .         2,409      --         2,409
     Other assets, net ..................         1,799      --         1,799
                                               --------  -------      --------
                                                $31,890 $(5,190)      $26,700
                                               ========  =======      ========
    LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
     Trade accounts payable ..........          $ 2,691               $ 2,691
     Billings in excess of costs and
      estimated earnings on long-term contracts     133                   133
     Other current liabilities                    6,322 $  (350) (1)    5,972
     Customer deposits ...............              802      --           802
     Advances from affiliates ........              950      --           950
     Current portion of long-term debt           27,678  (4,000) (1)   23,678
                                               --------  -------      --------
           Total current liabilities .           38,576  (4,350)       34,226
  Long-term debt .....................               55                    55
  Accrued pension costs ..............            2,870                 2,870
  Commitments and contingencies                      --                    --
  Stockholders' equity:
     Series A Common Stock, $0.10 par value         739                   739
     Series B Common Stock, $0.10 par value         210                   210
     Additional paid-in capital ......           39,941                39,941
     Foreign currency translation                  (769)                 (769)
      adjustment ......................
     Excess pension liability adjustment         (2,245)               (2,245)
     Retained earnings (deficit) .....          (47,487)   (840) (1)  (48,327)
                                               --------  -------      --------
        Total stockholders' equity (deficit)     (9,611)   (840)      (10,451)
                                               --------  -------      --------
                                                $31,890 $(5,190)      $26,700
                                               ========  =======      ========

  (1) There are no pro forma transactions, other than the assumed sale on December 31, 1997, as the net assets of the Hamilton Machining Center were reflected in the December 31, 1997 balance sheet as "Assets Held For Sale". Proceeds from the sale were used as a direct reduction of the current portion of long-term debt and the elimination of the deferred expenses of the sale. The net loss on the sale of the assets of $0.8 million is reflected in "Retained earnings (deficit)".

                             SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STEVENS INTERNATIONAL, INC.



  Date: September 10, 1998           By:    /s/ Paul I. Stevens
                                        Paul I. Stevens
                                        Chairman of the Board,
                                        Chief Executive Officer and
                                        Acting Chief Financial Officer

                             INDEX TO EXHIBITS


  Exhibit                  Description of Exhibit
  Number
  2.1 Standard Deposit Receipt and Real Estate Purchase Contract dated June 30, 1998 by and between the Company, J.J.L.
           Holdings Company Ltd and M.B.A. Holdings Company, Ltd. (*)

  2.2 Standard Form Asset Purchase Contract date June 30, 1998 by and between the Company, J.J.L. Holdings Company Ltd and M.B.A. Holdings Company, Ltd.(*)

  ________________________
    * - Filed herewith.